UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012 (March 26, 2012)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

180 South Street, Suite 104, New Providence, New Jersey (Address of principal executive offices)	07974 (Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

On March 26, 2012 (the “Dismissal Date”), the Board of Directors of Axion International Holdings, Inc. (the “Company”) replaced RBSM LLP as the Company’s independent registered public accounting firm, and appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm.

RBSM LLP’s reports on the Company’s consolidated financial statements for the three-month transitional period ended December 31, 2010 and for the fiscal year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The reports of RBSM LLP on the Company’s financial statements for each of the three-month transitional period ended December 31, 2010 and fiscal year ended December 31, 2011 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the three-month transitional period ended December 31, 2010 and the fiscal year ended December 31, 2011, and through the Dismissal Date, there were no disagreements between the Company and RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RBSM LLP’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the three-month transitional period ended December 31, 2010 and the fiscal year ended December 31, 2011 and through the Dismissal Date.

During the two most recent fiscal years and through the current date, neither the Company nor anyone on its behalf consulted with BDO regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements.

The Company provided RBSM LLP with a copy of the disclosure set forth under this Item 4.01 and requested RBSM LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from RBSM LLP is attached hereto as Exhibit 16.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter addressed to the Securities and Exchange Commission from RBSM LLP dated March 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 28, 2012	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon Chief Financial Officer

Exhibit Index

Exhibit No. Description

16.1         Letter addressed to the Securities and Exchange Commission from RBSM LLP dated March 28, 2012.